SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 13, 2011
PACIFIC ETHANOL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21467	41-2170618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060, Sacramento, CA	95814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(916) 403-2123

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.  below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Financing Transaction

On December 8, 2011, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 11 accredited investors (the “Investors”).  Under the terms of the Purchase Agreement, the Company agreed to sell an aggregate of 7,625,000 shares (the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”) and warrants (the “Warrants”) to purchase an aggregate of 4,956,250 shares of Common Stock to the Investors in a private offering (the “Financing Transaction”) for aggregate gross proceeds of $8,006,250.  The sale of the Common Shares and the Warrants to the Investors closed on December 13, 2011.  In connection with the sale of the Common Shares and the Warrants, the Company entered into a Registration Rights Agreement with the Investors on December 13, 2011 (the “Registration Rights Agreement”).  The Company will pay Lazard Capital Markets LLC an aggregate fee of $480,375 (not including expenses) in consideration of placement agent services provided to the Company in connection with the Financing Transaction.

The terms of the Purchase Agreement, the Warrants and the Registration Rights Agreement were briefly described in an Amendment No. 1 to Current Report on Form 8-K filed by the Company on December 12, 2011 (the “Initial Form 8-K”).  The description of the terms of the Purchase Agreement, the Warrants and the Registration Rights Agreement in the Initial Form 8-K is incorporated herein by reference.  The description of the agreements and securities in the Initial Form 8-K is qualified in its entirety by reference to the full text of the agreements, each of which is incorporated by reference as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the Financing Transaction.

Item 3.02  Unregistered Sales of Equity Securities.

On December 13, 2011, the Company issued the Common Shares and the Warrants to 11 accredited investors in the Financing Transaction. The description of the Financing Transaction in Item 1.01 of this Current Report on Form 8-K is incorporated in its entirety by this reference into this Item 3.02.

In connection with the Financing Transaction, the Company will pay placement agent fees of $480,375 (not including expenses) to Lazard Capital Markets LLC, the Company’s placement agent.  The Common Shares and the Warrants were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated December 8, 2011, between the Company and the Investors (*)(%)

10.2	Form of Warrants issued to the Investors on December 13, 2011 (*)(%)

10.3	Form of Registration Rights Agreement, dated December 13, 2011, between the Company and the Investors (**)(%)
_______________
(#)
Certain of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

(*)	Filed as an exhibit to the Initial Report.
(**)	Filed as an exhibit to the Current Report on Form 8-K for December 8, 2011 filed on December 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ETHANOL, INC.

Date: December 13, 2011	By:	/s/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary